Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

Max Maxfield, WY Secretary of State
FILED: 11/15/2010 04:31 PM
ID: 2010-000592649

Foreign Profit Corporation
Articles of Domestication

Pursuant to W.S. 17-16-1702 of the Wyoming Business Corporation Act, the undersigned hereby applies for a Certificate of Domestication and for that purpose hereby submits Articles of Domestication.

1. Corporation name:

Strikeforce Technologies, Inc.

2. Incorporated under the laws of: New Jersey

(State or country of incorporation)

3. Date of incorporation: 08/24/2001

(mm/dd/yyyy)

4. Period of duration: Perpetual

(This is referring to the length of time the corporation intends to exist and not the length of time it has been in existence. The most common term used is "perpetual." You may refer to your Articles of Incorporation or contact the Corporations Division in your state of incorporation for your period of duration.)

5. Mailing address of the corporation:

2710 Thomes Ave
Cheyenne, WY 82001

6. Principal office address:

2710 Thomes Ave
Cheyenne, Wy 82001

7. Name and physical address of its registered agent:

(The registered agent may be an individual resident in Wyoming, a domestic or foreign entity authorized to transact business in Wyoming, having a business office identical with such registered office. ***The registered agent must have a physical address in Wyoming.*** *A Post Office Box or Drop Box is not acceptable. If the registered office includes a suite number, it must be included in the registered office address.)*

Wyoming Corporate Services, Inc.
2710 Thomes Ave
Cheyenne, WY 82001

RECEIVED
NOV 10 2010
SECRETARY OF STATE
WYOMING

8. Purpose or purposes of the corporation which it proposes to pursue in the transaction of business in Wyoming:

Any and all lawful business

9. Names and usual business addresses of its current officers and directors:

Office	Name	Address
President	MARK L. KAY	2710 THOMES AVE CHEYENNE, WY 82001
EXECUTIVE Vice President	George Waller	2710 Thomes Ave Cheyenne, WY 82001
Secretary	RAM PEMMARAJU	2710 THOMES AVE CHEYENNE, WY 82001
Treasurer		
Director	Mark Kay	2710 Thomes Ave Cheyenne, WY 82001
Director	GEORGE WALLER	2710 THOMES AVE CHEYENNE, WY 82001
DIRECTOR	ROBERT DENN	2710 THOMES AVE CHEYENNE, WY 82001
Director	RAM PEMMARAJU	2710 THOMES AVE CHEYENNE, WY 82001
DIRECTOR	MARK CORRAO	2710 THOMES AVE CHEYENNE, NY 82001

10. The aggregate number of shares or other ownership units which it has the authority to issue, itemized by classes, par value of shares, shares without par value and series, if any, within a class:

Number of Shares	Class	Series	Par Value per Share
100000000	COMMON		.0001

*SEE ATTACHMENT "A"

11. The aggregate number of issued shares or other ownership units itemized by classes, par value of shares, shares without par value and series, if any, within a class:

Number of Shares	Class	Series	Par Value per Share
52000000	COMMON		.0001

12. The corporation accepts the constitution of the state of Wyoming in compliance with the requirement of Article 10, Section 5 of the Wyoming Constitution.

Signature: [signature]

Date: 10/21/2010 (mm/dd/yyyy)

Print Name: MARK L KAY

Title: CEO/PRESIDENT

Contact Person: MARK L KAY

Daytime Phone Number: 732-661-9641

Email: MARKLKAY@STRIKEFORCETECH.COM

STRIKEFORCE TECHNOLOGIES, INC.

Attachment A

10. Additional Information of other number of shares authorized not in Common Class:

Number of Shares	Class	Par Value
10,000,000	Preferred	$.10

1090 King George's Post Rd.
Edison, NJ 08837

Tel. (732) 661-9641
Fax (732) 661-9647

www.sftnj.com

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

Consent to Appointment by Registered Agent

I, Wyoming Corporate Services, Inc., registered office located at
(name of registered agent)

2710 Thomes Ave
Cheyenne, Wy 82001
voluntarily consent to serve

* *(registered office physical address, city, state & zip)*

as the registered agent for Strikeforce Technologies, Inc.
(name of business entity)

I hereby certify that I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: ______________________ **Date:** 11/10/10
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

Print Name: Therese M Hoard, Wyoming Corporate Services, Inc. Daytime Phone: (307) 632-3333

Title: Incorporator Email: tax@wyomingcompany.com

Registered Agent Mailing Address (if different than above):

***If this is a new address, complete the following:**

Previous Registered Office(s):

I hereby certify that:

- After the changes are made, the street address of my registered office and business office will be identical.
- This change affects every entity served by me and I have notified each entity of the registered office change.
- I certify that the above information is correct and I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: ______________________ **Date:**
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

Checklist

☐ Submit one **originally signed** consent to appointment and one exact photocopy.

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
SHORT FORM STANDING

STRIKEFORCE TECHNOLOGIES, INC.

400002994

With the Previous or Alternate Name

STRIKE FORCE TECHNICAL SERVICES CORPORATION (Previous Name)

I, the Treasurer of the State of New Jersey, do hereby certify that the above-named New Jersey Domestic Profit Corporation was registered by this office on August 24, 2001.

As of the date of this certificate, said business continues as an active business in good standing in the State of New Jersey, and its Annual Reports are current.

I further certify the registered agent and registered office are:

Ramarao Pemmaraju
1090 King George'S Post Road
Suite 603
Edison, NJ 08837

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my Official Seal at Trenton, this 4th day of November, 2010

Andrew P Sidamon-Eristoff
State Treasurer

Certificate Number: 118643137

Verify this certificate online at

http://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATION (CERTIFIED COPY)

STRIKEFORCE TECHNOLOGIES, INC.
0400002994

I, the Treasurer of the State of New Jersey, do hereby certify, that the above named business did file and record in this department the below listed document(s) and that the foregoing is a true copy of the
Certificate of Incorporation
Certificates of Amendment
Restated Certificates of Incorporation
as the same is taken from and compared with the original(s) filed in this office on the date set forth on each instrument and now remaining on file and of record in my office.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my Official Seal at Trenton, this 21st day of October, 2010

Andrew P Sidamon-Eristoff
State Treasurer

Certificate Number: 118523828
Verify this certificate online at
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

DP

NEW JERSEY DEPARTMENT OF TREASURY
DIVISION OF REVENUE, BUSINESS GATEWAY SERVICES

CERTIFICATE OF INC, (PROFIT)

STRIKE FORCE TECHNICAL SERVICES CORPORATION
0400002994

The above-named DOMESTIC PROFIT CORPORATION was duly filed in accordance with New Jersey State Law on 08/24/2001 and was assigned identification number 0400002994. Following are the articles that constitute its original certificate.

FILED
AUG 2 4 2001
STATE TREASURER

1. **Name:**
   STRIKE FORCE TECHNICAL SERVICES CORPORATION

2. **The Registered Agent:**
   DAMON MARCANTUONO

3. **The Registered Office:**
   275 NORTHFIELD AVE
   APT. 35
   WEST ORANGE, NJ 07052-4019

4. **Business Purpose:**
   Consulting Services (All Types)

5. **Stock:**
   100

6. **First Board of Directors:**
   DAMON MARCANTUONO
   275 NORTHFIELD AVE APT. 35
   WEST ORANGE, NJ 07052-4019

7. **Incorporators:**
   DAMON MARCANTUONO
   275 NORTHFIELD AVE APT. 35
   WEST ORANGE, NJ 07052-4019

8. **The Main Business Address:**
   275 NORTHFIELD AVE
   APT 35.
   WEST ORANGE, NJ 07052-4019

Continued on next page ...

0400002994

NEW JERSEY DEPARTMENT OF TREASURY
DIVISION OF REVENUE, BUSINESS GATEWAY SERVICES

CERTIFICATE OF INC, (PROFIT)

STRIKE FORCE TECHNICAL SERVICES CORPORATION
0400002994

Signatures:
DAMON MARCANTUONO

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my Official Seal at Trenton, this 08/27/2001

Peter R Lawrance
Treasurer of the State of New Jersey

Sep 10 2004 11:12

ID# 0400002994
CGN

C-102A Rev 12/93

FILED
SEP 10 2004
STATE TREASURER

New Jersey Division of Revenue

Certificate of Amendment to the Certificate of Incorporation
(For Use by Domestic Profit Corporations)

Pursuant to the provisions of Section 14A 9-2 (4) and Section 14A:9-4 (3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Certificate of Incorporation.

1. The name of the corporation is:
STRIKE FORCE TECHNICAL SERVICES CORPORATION

2. The following amendment to the Certificate of Incorporation was approved by the directors and thereafter duly adopted by the shareholders of the corporation on the 3rd day of September, 20 04

Resolved, that Article 1 of the Certificate of Incorporation be amended to read as follows:
NAME: STRIKEFORCE TECHNOLOGIES, INC.

3. The number of shares outstanding at the time of the adoption of the amendment was: 15,946,862

The total number of shares entitled to vote thereon was: 15,946,862

If the shares of any class or series of shares are entitled to vote thereon as a class, set forth below the designation and number of outstanding shares entitled to vote thereon of each such class or series. (Omit if not applicable)

4. The number of shares voting for and against such amendment is as follows: (If the shares of any class or series are entitled to vote as a class, set forth the number of shares of each such class and series voting for and against the amendment, respectively)

Number of Shares Voting for Amendment	Number of Shares Voting Against Amendment
15,946,862	-0-

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, set forth a statement of the manner in which the same shall be effected (Omit if not applicable).

6 Other provisions. (Omit if not applicable)
N/A

BY. [signature]
(Signature)
President

Dated this 10th day of September, 2004

May be executed by the Chairman of the Board, or the President, or a Vice President of the Corporation.

S1453348
J2763263

0400002994

Sep 10 2004 11:03

AMC
ID # 0400002994

C-102A Rev 12/93

FILED
SEP 1 0 2004
STATE TREASURER

New Jersey Division of Revenue

Certificate of Amendment to the Certificate of Incorporation
(For Use by Domestic Profit Corporations)

Pursuant to the provisions of Section 14A:9-2 (4) and Section 14A:9-4 (3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Certificate of Incorporation.

1 The name of the corporation is:

StrikeForce Technologies, Inc.

2 The following amendment to the Certificate of Incorporation was approved by the directors and thereafter duly adopted by the shareholders of the corporation on the 3rd day of September, 2004

Resolved, that Article 5 of the Certificate of Incorporation be amended to read as follows:

100,000,000 (one hundred million) shares .0001 par

3. The number of shares outstanding at the time of the adoption of the amendment was: 15,946,862

The total number of shares entitled to vote thereon was 15,946,862

If the shares of any class or series of shares are entitled to vote thereon as a class, set forth below the designation and number of outstanding shares entitled to vote thereon of each such class or series. (Omit if not applicable).

4 The number of shares voting for and against such amendment is as follows: (If the shares of any class or series are entitled to vote as a class, set forth the number of shares of each such class and series voting for and against the amendment, respectively).

Number of Shares Voting for Amendment	Number of Shares Voting Against Amendment
15,946,862	-0-

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, set forth a statement of the manner in which the same shall be effected. (Omit if not applicable).

6. Other provisions: (Omit if not applicable).

N/A

BY: [signature] President
(Signature)

Dated this 8th day of September, 2004

May be executed by the Chairman of the Board, or the President, or a Vice President of the Corporation.

S1453348
J2763264

0400002994

C-102A Rev 12/93

New Jersey Department of the Treasury
Division of Revenue
Certificate of Amendment to the
Certificate of Incorporation
(For Use by Domestic Profit Corporations)

FILED
SEP 1 1 2002
STATE TREASURER
AMC

Pursuant to the provisions of Section 14A:9-2 (4) and Section 14A:9-4 (3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Certificate of Incorporation:

1. The name of the corporation is: STRIKE FORCE TECHNICAL SERVICES CORPORATION

2. The following amendment to the Certificate of Incorporation was approved by the directors and thereafter duly adopted by the shareholders of the corporation on the 12 day of Aug ~~19~~ 2002

Resolved, that Article 5 of the Certificate of Incorporation be amended to read as follows:
STOCK:
1,000,000

3. The number of shares outstanding at the time of the adoption of the amendment was: 100
The total number of shares entitled to vote thereon was: 100

If the shares of any class or series of shares are entitled to vote thereon as a class, set forth below the designation and number of outstanding shares entitled to vote thereon of each such class or series. (Omit if not applicable).

4. The number of shares voting for and against such amendment is as follows: (If the shares of any class or series are entitled to vote as a class, set forth the number of shares of each such class and series voting for and against the amendment, respectively).

Number of Shares Voting for Amendment	Number of Shares Voting Against Amendment
100	Ø

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, set forth a statement of the manner in which the same shall be effected. (Omit if not applicable).

6. Other provisions: (Omit if not applicable).

BY: DAMON MARCANTUONO
(Signature) Damon Marcantuono

Dated this 12 day of Aug 2002

May be executed by the Chairman of the Board, or the President, or a Vice President of the Corporation.

1149902 0400002994
2209432

RST

FILED
DEC - 9 2004
STATE TREASURER

New Jersey Division of Revenue
Restated Certificate of Incorporation
of
STRIKEFORCE TECHNOLOGIES, INC.
I.D Number: 040002994

To: Treasurer, State of New Jersey

Pursuant to the provisions of Section 14A:9-5, Corporations, General, of the New Jersey Statutes, the undersigned corporation hereby executes the following Restated Certificate of Incorporation:

1. Name of Corporation: Strike Force Technologies
2. The purpose(s) for which the corporation is organized is (are): any lawful purpose.00

(Use the following if the shares are to consist of one class only.)
3. The aggregate number of shares, which the corporation shall have authority to issue, is

110,000,000

4. The aggregate number of shares, which the corporation shall have authority to issue, is

Common Stock	100,000,000	Par Value $.0001
Preferred Stock	10,000,000	Par Value $0.10

The relative rights, preferences and limitations of the shares of each class and series (if any), are as follows:

The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolutions or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

5. The address of the corporation's current registered office is:

1090 King George's Post Road,
Edison, NJ 08837

The name of the corporation's current registered agent at such address is:

S1489041
J2823828

040002994

Robert Denn, President

6. The number of directors constituting the current board of directors is: 5

Mark L. Kay	C/O Strike Force Technologies, Inc 1090 King Georges Post Road Edison, NJ 08837
Robert Denn	C/O Strike Force Technologies, Inc 1090 King Georges Post Road Edison, NJ 08837
Mark Corrao	C/O Strike Force Technologies, Inc 1090 King Georges Post Road Edison, NJ 08837
Ram Pemmaraju	C/O Strike Force Technologies, Inc 1090 King Georges Post Road Edison, NJ 08837
George Waller	C/O Strike Force Technologies, Inc 1090 King Georges Post Road Edison, NJ 08837

6. The duration of the corporation is perpetual

7. Other Provisions:

(a) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

(b) The number of directors of the Corporation and the classes thereof shall be as from time to time fixed by, or in the manner provided in, the Bylaws of the Corporation. Election of directors need not be by written ballot unless the Bylaws so provide.

(c) A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

(d) Subject to the terms of any one or more classes or series of Preferred Stock, any vacancy on the Board of Directors that is the result of a resolution adopted by the stockholders of the Corporation to increase the number of directors on the Board of Directors may be filled by the stockholders of the Corporation, and any other vacancy occurring on the Board of Directors may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office at any time, with or without cause and only by the affirmative vote of the holders of at least a majority of the voting power of the Corporation's then outstanding capital stock entitled to vote generally in the election of directors. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and
other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article unless expressly provided by such terms.

(e) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of Chapter 14A of the New Jersey Statutes (the "New Jersey Corporations Code"), this Certificate of Incorporation, and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such Bylaws had not been adopted.

(f) No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under applicable law as the as the same exists or may hereafter be amended. Any repeal or modification of this Article by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

(g) The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer

of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article to directors and officers of the Corporation.

(i) The rights to indemnification and to the advance of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the Bylaws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

(ii) Any repeal or modification of this Article by the stockholders of the Corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

(iii) Any action required or permitted to be taken by the stockholders of the Corporation may be effected at a duly called annual or special meeting of stockholders of the Corporation, notice of which shall be provided pursuant to the DGCL or as may be required by the Bylaws of the Corporation. The stockholders may consent in writing to the taking of any action that might have been effected at an annual or special meeting to the extent such consent is permitted by DGCL Section 228 and authorized by the Bylaws of the Corporation.

(b) Meetings of stockholders may be held within or without the State of New Jersey or utilizing such electronic means as the Bylaws may provide. The books of the Corporation may be kept at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

(i) In furtherance and not in limitation of the powers conferred upon it by the laws of the State of New Jersey, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation's Bylaws. The affirmative vote of at least a majority of the entire Board of Directors shall be required to adopt, amend, alter or repeal the Corporation's Bylaws. The Corporation's Bylaws also may be adopted, amended, altered or repealed by the affirmative vote of the

holders of at least eighty percent (80%) of the voting power of the shares entitled to vote at an election of directors.

(j) The Corporation shall have authority, to the fullest extent now or hereafter permitted by the New Jersey Corporations Code, or by any other applicable law, to enter into any contract or transaction with one or more of its directors or officers, or with any corporation, partnership, joint venture, trust, association or other entity in which one or more of its directors or officers are directors or officers or have a financial interest, notwithstanding such relationships and notwithstanding the fact that the director or officer is present at or participates in the meeting of the board of directors or committee thereof which authorizes the contract or transaction.

Robert Denn
Chairman of the Board

Certificate Required to be filed with the
RESTATED CERTIFICATE of INCORPORATION
(For Use by Domestic Corporations)

STRIKEFORCE TECHNOLOGIES, INC.

Pursuant to N.J.S.A.14A:9-5 (5), the undersigned corporation hereby Executes the following certificate:

1. Name of Corporation: StrikeForce Technologies, Inc.

2. Restated Certificate of Incorporation was adopted by written consent of a majority of the shareholders of the corporation on the 9th day of December 2004.

3. At the time of the adoption of the Restated Certificate of Incorporation, the number of shares outstanding was:

The total of such shares entitled to vote thereon, and the vote of such shares was:

Shares Entitled to Vote	Shares Voted For	Shares Voted Against
16,892,477	8,604,746	0

4. This Restated Certificate of Incorporation restates and integrates and further amends the Certificate of Incorporation of this corporation by, inter alia, authorizing 10,000,000 shares of preferred stock and providing certain additions or modifications concerning the rights and obligations of the board of directors, to limit the liability of the officers and directors to the corporation to the extent permitted by law and to provide for the indemnification of officers and directors to the full extent permitted by law.

Robert Denn
Chairman of the Board

RST

FILED
SEP 3 0 2008
STATE TREASURER

C-100A Rev. 3/96

New Jersey Division of Revenue
Restated Certificate of Incorporation
of
StrikeForce Technologies, Inc.

0400002994

To: Treasurer, State of New Jersey

Pursuant to the provisions of Section 14A:9-5, Corporations, General, of the New Jersey Statutes, the undersigned corporation hereby executes the following Restated Certificate of Incorporation:

1. Name of Corporation: Strikeforce Technologies, Inc.
2. The purpose(s) for which the corporation is organized is (are): The development of security software to prevent identity theft

(Use the following if the shares are to consist of one class only.)

3. The aggregate number of shares which the corporation shall have authority to issue is 100,000,000.

(Use the following if the shares are divided into classes, or into classes and series.)

4. The aggregate number of shares which the corporation shall have authority to issue is ____________ itemized by classes, par value of shares, shares without par value, and series, if any, within a class is:

Class	Series (if any)	Number Shares	Par value per share or statement that shares are without par value

The relative rights, preferences and limitations of the shares of each class and series (if any), are as follows:

(If, the shares are, or are to be divided into classes, or into classes and series, insert a statement of any authority vested in the board of directors to divide the shares into classes or series, or both, and to determine or change for any class or series its designation, number or shares, relative rights, preferences and limitations.)

5. The address of the corporation's current registered office is: (Include zip code) 1090 King Georges Post Raod, Edison NJ 08837

   and the name of its current registered agent at such address is: Robert Denn

6. The number of directors constituting the current board of directors is: 5

   The names and addresses of the directors are as follows:

Names	Address (including zip code)
See List Attached	

7. The duration of the corporation, if other than perpetual, is:

8. Other Provisions:

Signature: [signature] Date: 9/30/08

Name: Robert Denn Title: Chairman of the Board

(Must be Chair. of Board, Pres., or Vice Pres.)

NJ Division of Revenue, PO Box 308, Trenton NJ 08646

2008112

New Jersey Division of Revenue
Restated Certificate of Incorporation
Of
StrikeForce Technologies, Inc.

Response to question 6:

Name	Address
Robert Denn	248 College Drive, Edison NJ 08817
Mark L. Kay	205 East Laurier Place, Bryn Mawr PA 19010
Mark Corrao	156 Marisa Circle, Staten Island NY 10309
Ramarao Pemmaraju	8 Ponderosa Lane, Old Bridge NJ 08857
George Waller	83 Crowell Avenue, Staten Island NY 10314

C-102A Rev 12/93

FILED

MAR 21 2003

State Treasurer

AMC

New Jersey Department of the Treasury
Division of Revenue
Certificate of Amendment to the
Certificate of Incorporation
(For Use by Domestic Profit Corporations)

Pursuant to the provisions of Section 14A:9-2 (4) and Section 14A:9-4 (3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Certificate of Incorporation:

1. The name of the corporation is: STRIKE FORCE TECHNICAL SERVICES, INC. D/B/A STRIKE FORCE TECHNOLOGIES

2. The following amendment to the Certificate of Incorporation was approved by the directors and thereafter duly adopted by the shareholders of the corporation on the 10TH day of DEC 2002

Resolved, that Article 5 of the Certificate of Incorporation be amended to read as follows:

20,000,000 (TWENTY million)

3. The number of shares outstanding at the time of the adoption of the amendment was: 1,000,000 (ONE million)
The total number of shares entitled to vote thereon was: 1,000,000 (ONE million)

If the shares of any class or series of shares are entitled to vote thereon as a class, set forth below the designation and number of outstanding shares entitled to vote thereon of each such class or series. (Omit if not applicable).

N/A

4. The number of shares voting for and against such amendment is as follows: (If the shares of any class or series are entitled to vote as a class, set forth the number of shares of each such class and series voting for and against the amendment, respectively).

Number of Shares Voting for Amendment	Number of Shares Voting Against Amendment
1,000,000	— 0 —

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, set forth a statement of the manner in which the same shall be effected. (Omit if not applicable).

6. Other provisions: (Omit if not applicable).

BY: Robert A. Kerr
(Signature) President

Dated this 24 day of FEBRUARY 2003

May be executed by the Chairman of the Board, or the President, or a Vice President of the Corporation.

J4000002994

New Jersey Department of Revenue
Amendment to the
Restated Certificate of Incorporation
of
STRIKEFORCE TECHNOLOGIES, INC.
I.D. Number: 0400002994

To: Treasurer
State of New Jersey

This is to certify that the Restated Certificate of Incorporation of StrikeForce Technologies, Inc. (herein referred to as the "Corporation") which was filed and recorded in the Office of the Secretary of State, State of New Jersey on December 9, 2004, as amended, is hereby amended, such amendment becoming effective as of the close of business on September 30, 2008, pursuant to the provisions of Section 14A:9-2(4) and 14(A):9-4(3), Profit Corps., Amendment by Shareholders the undersigned corporation hereby executes the following Amendment to the Restated Certificate of Incorporation:

A. **Business Name**: StrikeForce Technologies, Inc.

Business Entity NJ 10-digit ID number: 0400002994

B. **Statutory Authority for Amendment**: 14A:9-2(4) and 14A:9-4(3)

E. **Date Amendment was Adopted**: August 8, 2008

F. **CERTIFICATION OF CONSENT/VOTING**: (If required by one of the following laws cited, certify consent/voting)

N.J.S.A. 14A:9-2(4) and 14A:9-4(3), Profit Corps., Amendment by Shareholders. This Amendment was adopted by the Directors and thereafter adopted by the Shareholders.

At the Annual Meeting of Shareholders of StrikeForce Technologies, Inc. held on August 8, 2008, the number of shares of stock outstanding was 99,999,999, the number of shares entitled to vote was 99,999,999 and the number of shares present thereat in person or by proxy was 57,145,581. Quorum was thereby established at the Annual Meeting and broker non-votes had no effect on the outcome of all of the proposals. Abstentions were considered affirmative votes for the proposals relating to the election of the Company's Directors and ratification of the Company's Independent Auditors. Abstentions had no effect on the proposal relating to the Reverse Stock Split (1:10).

List votes for and against proposal, and if applicable, show the vote by designation and number of each class/series of shares entitled to vote: Common Stock

Proposal: Reverse Stock Split (1:10):

For	Against	Abstain
52,180,065 (91%)	4,580,206 (8%)	385,310 (1%)

On August 8, 2008 (the "Annual Meeting") the Board of Directors and the Shareholders of the Corporation approved and declared a one-for-ten reverse stock split of shares of Common Stock of the Corporation to be effective as of the close of business on September 22, 2008 (the "Effective Date"), such that each holder of the shares of Common Stock of record on the Record Date will be entitled to receive, as soon as practicable thereafter, one (1) share of Common Stock of the Corporation for every ten (10) shares of Common Stock held by such person on the Record Date (the "Reverse Stock Split").

This Amendment will not adversely affect the rights or preferences of the holders of outstanding shares of any class or series and is being filed to reduce the outstanding shares of Common Stock by the same percentage by which the issued shares of Common Stock are being reduced as a result of the Reverse Stock Split.

The class of share subject to the Reverse Stock Split is the Common Stock of the Corporation.

H. SIGNATURE(S) FOR THE PUBLIC RECORD

Signature	Title	Date
[signature]	CEO	9/29/08
[signature]	President	9/30/08

The above-signed certifies that the business entity had complied with all applicable NJ statutory filing requirements